UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2021

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe,	Louisiana	71203
(Address of principal executive offices)		(Zip Code)
(318) 388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On February 10, 2021, Lumen Technologies, Inc. (the “Company” or “we” or “us”) issued a press release announcing operating results for the fourth quarter of 2020. A copy of the Earnings Release is furnished herewith as Exhibit 99.1 and is incorporated into this report by reference. More complete information about our operating results will be included in our Annual Report on Form 10-K for the year ended December 31, 2020, which we expect to file in the near term with the U.S. Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure
As noted in the Earnings Release, commencing in the first quarter of 2021 the Company plans to make certain changes to its financial reporting methodologies.

The Company will be making changes to its segment and customer-facing sales channel reporting in 2021 to reflect organizational changes made by the Company to better support its customers. Beginning in the first quarter of 2021, the Company will prospectively report two segments: Business and Mass Markets. The Business segment will include four sales channels: International & Global Accounts, Large Enterprise, Mid-Market Enterprise, and Wholesale. The Mass Markets segment will include both Consumer and our Small Business Group ("SBG") sales channels.

Additionally, beginning in the first quarter of 2021, the Company plans to prospectively change its product category reporting to better reflect product life cycles and the Company's go to market approach. These changes include both the creation of new product categories and the realignment of products and services within previously reported product categories.

To enable investors to more readily compare the information to be presented under the new financial reporting methodologies with prior periods, the Company has furnished herewith as Exhibit 99.2 unaudited supplemental financial information that recasts its historical operating revenue to reflect the above-described changes to segment reporting for each of the four quarters comprising the years ended December 31, 2020 and December 31, 2019.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in Exhibit 99.1 are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements. Factors that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements are described in Exhibit 99.1. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01.	Financial Statements and Exhibits.
(d)The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press release dated February 10, 2021, reporting fourth quarter of 2020 operating results.
Exhibit 99.2	Unaudited supplemental historical financial information.
Exhibit 104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: February 10, 2021	By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President - Controller

3